                                                   JUNE 15, 1999 SUPPLEMENT TO
                                                  PROSPECTUS DATED MAY 1, 1999

MONEY MARKET PORTFOLIO

The cover page of the Money Market Portfolio prospectus is amended as follows:

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Travelers"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Travelers.


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